                                                         EX-10.28




                              AMENDED AND RESTATED
                  MASTER LOAN PURCHASE AND SERVICING AGREEMENT





                          GREENWICH CAPITAL MARKETS, INC.
                                                 Initial Purchaser


                           MEGO MORTGAGE CORPORATION
                                                 Seller and Servicer


                              MEGO FINANCIAL CORP.
                                                 Guarantor



                          Dated as of October 1, 1996

                                   FHA Loans
                             and Conventional Loans

                               TABLE OF CONTENTS


                                                                                                                        Page
         SECTION 1.    Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         SECTION 2.    Agreement to Purchase   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         SECTION 3.    Loan Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         SECTION 4.    Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         SECTION 5.    Examination of Loan Files   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         SECTION 6.    Conveyance from Seller to Initial Purchaser   . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         SECTION 7.    Representations, Warranties and Covenants; Remedies for Breach  . . . . . . . . . . . . . . . . .  16

         SECTION 8.    Closing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

         SECTION 9.    Closing Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         SECTION 10.   Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

         SECTION 11.   Seller's Servicing Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

         SECTION 12.   Removal of Loans from Inclusion Under this Agreement Upon a Whole Loan
                       Transfer or a Pass-Through Transfer on One or More Reconstitution Dates. . . . . . . . . . . . . . 27

         SECTION 13.   The Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

         SECTION 14.   Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

         SECTION 15.   Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

         SECTION 16.   Successor to the Seller. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

         SECTION 17.   Transfer of FHA Insurance Reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

         SECTION 18.   Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

         SECTION 19.   Mandatory Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

         SECTION 20.   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34


                                                                                                         Page
                                                                                                         ----

         SECTION 21.   Severability Clause. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         SECTION 22.   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         SECTION 23.   Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         SECTION 24.   Intention of the Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         SECTION 25.   Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         SECTION 26.   Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         SECTION 27.   Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         SECTION 28.   General Interpretive Principles . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         SECTION 29.   Reproduction of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         SECTION 30.   Further Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         SECTION 31.   Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         SECTION 32.   Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

                                    EXHIBITS

EXHIBIT 1A                        SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 1B                        GUARANTOR'S OFFICER'S CERTIFICATE
EXHIBIT 2                         SECURITY RELEASE CERTIFICATION
EXHIBIT 3                         ASSIGNMENT AND CONVEYANCE
EXHIBIT 4                         CONTENTS OF EACH LOAN FILE
EXHIBIT 5                         [COLLECTION ACCOUNT] [SPREAD ACCOUNT] LETTER AGREEMENT
EXHIBIT 6                         SERVICING ADDENDUM
EXHIBIT 7                         PRICING LETTER
EXHIBIT 8                         REO ACCOUNT LETTER AGREEMENT
EXHIBIT 9A                        SELLER'S OFFICER'S CERTIFICATE OF CHIEF FINANCIAL OFFICER
EXHIBIT 9B                        GUARANTOR'S OFFICER'S CERTIFICATE OF GENERAL COUNSEL
EXHIBIT 10                        CUSTODIAL AGREEMENT
EXHIBIT 11                        WARRANT AGREEMENT

SCHEDULE I                        LOAN SCHEDULE

                              AMENDED AND RESTATED
                  MASTER LOAN PURCHASE AND SERVICING AGREEMENT


                    This is an AMENDED AND RESTATED MASTER LOAN PURCHASE AND SERVICING AGREEMENT (the "Agreement"), dated as of October 1, 1996, by and among Greenwich Capital Markets, Inc., having an office at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Initial Purchaser", and the Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations as permitted hereunder as Purchaser with respect to a Loan, and each of their respective successors and permitted assigns, the "Purchaser"), Mego Mortgage Corporation, having an office at 1000 Parkwood Circle, 5th floor, Atlanta, Georgia 30339 (the "Seller") and Mego Financial Corp., having an office at 1125 Northeast 125th Street, Suite 206, North Miami, Florida 33161 (the "Guarantor").

                             W I T N E S S E T H :

                    WHEREAS, the Seller desires to sell from time to time to the Initial Purchaser, and the Initial Purchaser desires to purchase from time to time from the Seller, Loans (exclusive of the Excess Yield) as described herein on a servicing-retained basis, which shall be delivered in groups of whole loans on various dates as provided herein (each a "Closing Date");

                    WHEREAS, each Loan is either secured by a mortgage, deed of trust or other security instrument creating a lien on, or was otherwise originated to finance improvements to, a residential dwelling located in the jurisdiction indicated on the Loan Schedule for the related Loan Package (or was originated under any other program which has been approved in advance by the Purchaser), which is to be annexed hereto on each Closing Date as Schedule I with a designation for the appropriate Loan Package Number;

                    WHEREAS, the Initial Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Loans and the Excess Yield;

                    WHEREAS, the Seller has agreed to establish and maintain the Spread Account, and to transfer funds to the Spread Account from time to time from the Excess Yield pursuant to Subsection 11.16 (Exhibit 6);

                    WHEREAS, the Seller and Greenwich Capital Financial Products, Inc. ("GCFP") entered into a Master Loan Purchase and Servicing Agreement dated as of April 1, 1995 (the "Original Agreement"), as amended by an Amendment dated February 1, 1996 and an Amendment No. 2 ("Amendment No. 2") dated as of July 1, 1996;

                    WHEREAS, the Initial Purchaser, with the consent of the Seller, has agreed to replace GCFP as a party to this Agreement and to assume the obligations of GCFP under the Original Agreement, as amended;

                    WHEREAS, the Initial Purchaser and the Seller desire to amend and restate the Original Agreement to reflect the terms of Amendment No. 2 and certain additional terms set forth in a letter between the Seller and the Purchaser dated September 17, 1996; and

                    WHEREAS, as an additional inducement to the Initial Purchaser to so amend and restate the Original Agreement, the Guarantor is willing to grant certain warrants to the Initial Purchaser and has agreed, subject to certain conditions, to guarantee the performance of the Seller's obligations hereunder;

                    NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial Purchaser and the Seller agree as follows:

                    SECTION 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

                    Agreement: This Amended and Restated Master Loan Purchase and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

                    Assignment and Conveyance: An assignment and conveyance of the Loans purchased on a Closing Date in the form annexed hereto as Exhibit 3.

                    Assignment of Mortgage: With respect to each Mortgage Loan, an individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Improved Property is located to give record notice of the sale of the Mortgage to the Purchaser.

                    Bankruptcy Act: The Bankruptcy Reform Act of 1978, as amended (Title 11 of the United States Code).

                    BIF: The Bank Insurance Fund of the FDIC, or any successor thereto.

                    Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of Georgia are authorized or obligated by law or executive order to be closed.

                    Closing Date: The date or dates on which the Purchaser from time to time shall purchase from the Seller, and the Seller from time to time shall sell to the Purchaser, the Loans listed on the related Loan Schedule with respect to the related Loan Package.

                    Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 9.

                    Code: The Internal Revenue Code of 1986, or any successor statute thereto.

                    Collection Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled "Mego Mortgage Corporation, as servicer, in trust for Greenwich Capital Markets, Inc. as Purchaser under that certain Amended and Restated Master Loan Purchase and Servicing

Agreement, dated as of October 1, 1996, among Greenwich Capital Markets, Inc., Mego Mortgage Corporation and Mego Financial Corp. for FHA and Conventional Home Improvement Loans", initially established at The First National Bank of Boston, or any other bank which has been approved in advance by the Purchaser and the Seller.

                    Condemnation Proceeds: With respect to a Mortgage Loan, all awards, compensation and settlements in respect of a taking of all or part of an Improved Property by exercise of the power of condemnation or the right of eminent domain.

                    Conventional Loan: A home improvement or other type of loan not subject to an FHA Insurance Contract. All such conventional loans shall be originated in compliance with underwriting guidelines which have been approved in advance in writing by the Purchaser.

                    Custodial Agreement: The agreement, in the form annexed hereto as Exhibit 10, governing the retention of the originals of each Note, Mortgage, Assignment of Mortgage and each other Loan Document.

                    Custodian: The custodian under the Custodial Agreement, or its successor in interest or permitted assign, or any successor to the Custodian under the Custodial Agreement, as therein provided.

                    Cut-off Date: With respect to a Closing Date, the close of business on the date selected by the Seller, which shall appear on the Pricing Letter and Loan Schedule and which shall be no later than 6 days prior to, and no earlier than 30 days prior to, such Closing Date.

                    Deleted Loan: A Loan replaced or to be replaced by a Qualified Substitute Loan.

                    Delinquent Loan: As to any date of determination, a Loan that is more than 60 days contractually delinquent in payment of scheduled principal or interest as of such date and that has not been subject to a Purchaser Disposition.

                    Determination Date: With respect to each Distribution Date, the last Business Day of the preceding calendar month.

                    Distribution Date: The twentieth (20th) day of each month, commencing for any Loan Package on the twentieth (20th) day of the month next following the month in which the related Cut-off Date occurs, or if such twentieth (20th) day is not a Business Day, the first Business Day immediately following such twentieth (20th) day.

                    Due Date: The day of the month on which the Monthly Payment is due on a Loan, exclusive of any days of grace.

                    Due Period: With respect to each Distribution Date, the calendar month preceding the month of the Distribution Date.

                    Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-2 or higher by S&P or Prime-1 by Moody's (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Seller) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                    Event of Default: Any one of the events enumerated in Subsection 14.01.

                    Excess Yield: When used with respect to distributions on a Distribution Date, with respect to a Loan, an amount equal to the product of the related Excess Yield Rate and the stated principal balance of the Loan, calculated on the same principal balance and for the same period as interest and pass-through interest on the related Loan at the Loan Interest Rate was calculated.

 Excess Yield Holder:  Mego Mortgage Corporation and its successors and assigns.

                    Excess Yield Rate: With respect to each Loan, a per annum rate of interest equal to: (a) the related Loan Interest Rate minus (b) the sum of (i) the Pass-Through Rate and (ii) the Servicing Fee Rate.

                    FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                    FHA: The Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

                    FHA Approved Mortgagee: A financial institution which holds a valid Title I contract of insurance and continues to be approved by FHA under 24 CFR part 202 to originate, purchase, service, and/or sell loans insured by FHA.

                    FHA Insurance Contract: The contractual obligation of FHA respecting the insurance of the FHA Loans pursuant to Title I of the National Housing Act, as amended.

                    FHA Insurance Proceeds: With respect to each FHA Loan, the proceeds of the FHA Insurance Contract.


                    FHA Insurance Reserves: The insurance coverage reserve account established for the Seller by the FHA with respect to the FHA Loans in the Seller's portfolio.

                    FHA Loan: A home improvement loan subject to an FHA Insurance Contract.

                    FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA loans, including the related handbooks, circulars, notices and mortgagee letters.

                    Final Closing Date: The Closing Date with respect to the purchase and sale of the final Loan Package purchased hereunder, which date shall be the earlier of (i) September 30, 2001 and (ii) the Closing Date on which the aggregate unpaid principal balance of Loans purchased by the Purchaser pursuant to this Agreement from and including the date hereof through and including such Closing Date first equals at least $2 billion ($2,000,000,000).

                    Final Recovery Determination: With respect to any defaulted Loan or any REO Property (other than a Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Seller that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Seller, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Seller shall maintain records, prepared by a servicing officer of the Seller, of each Final Recovery Determination.

                    HUD: The United States Department of Housing and Urban Development or any successor thereto.

                    Impound Payments: Any payments in respect of FHA insurance premiums required to be made by an Obligor pursuant to a rider to the related Note.

                    Improved Property: The Obligor's real property improvements which are financed by a Loan which, in the case of a Mortgage Loan, secures repayment of a related Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

                    Initial Closing Date: The Closing Date on which the Initial Purchaser purchases and the Seller sells the first Loan Package hereunder.

                    Initial Purchaser: Greenwich Capital Markets, Inc. or any successor.

                    Insurance Proceeds: With respect to each Loan, the proceeds of any insurance policies insuring the Loan or the related Improved Property, including, in the case of each FHA Loan, the FHA Insurance Proceeds.

                    Liquidation Event: With respect to any Loan or REO Property, either of the following events: (i) a Final Recovery Determination is made as to such Loan or REO Property; or (ii) such Loan or REO Property is removed from this Agreement by reason of its being repurchased, sold or replaced pursuant to or as contemplated by any provision of this Agreement.

                    Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

                    Loan: Each FHA Loan and each Conventional Loan sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Pricing Letter, and identified on the Loan Schedule annexed to the respective Pricing Letter on such Closing Date, which Loan includes without limitation the Loan File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, any REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Loan.

                    Loan Documents: The following documents pertaining to any
Loan:

                                  (a)      the original Note bearing all
         intervening endorsements to the Seller and endorsed "Pay to the order of _____________, without recourse" and signed in the name of the Seller by an officer. To the extent that there is no space on the face of the Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to [name of predecessor]". If the Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller], formerly known as [previous name]";

                                  (b)      with respect to each Mortgage Loan,
         the original Assignment of Mortgage for each Loan, in form and substance acceptable for recording executed by the Seller with the assignee's name and identifying number in blank. If the Loan was acquired by the Seller in a Merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

                                  (c)      with respect to each Mortgage Loan,
         the original Mortgage with evidence of recording thereon. If in connection with any Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Initial Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded

         Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Initial Purchaser upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

                                  (d)      the originals of all assumption,
         modification, consolidation or extension agreements, with evidence of recording thereon, if any;

                                  (e)      with respect to each Mortgage Loan,
         the originals of all intervening Assignments of Mortgage with evidence of recording thereon, or if any such intervening Assignment of Mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded Assignments of Mortgage, the Seller shall deliver or cause to be delivered to the Initial Purchaser, a photocopy of such intervening Assignment of Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such intervening Assignment of Mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening Assignment of Mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage will be promptly delivered to the Initial Purchaser upon receipt thereof by the Seller; or (ii) in the case of an intervening Assignment of Mortgage where a public recording office retains the original recorded intervening Assignment of Mortgage or in the case where an intervening Assignment of Mortgage is lost after recordation in a public recording office, a copy of such intervening Assignment of Mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage; and

                                  (f)      any other documents to be retained
by the Custodian as may be specified in the Custodial Agreement.

                    Loan File: The items pertaining to a particular Loan referred to in Exhibit 4 annexed hereto, and any additional documents required to be added to the Loan File pursuant to this Agreement.

                    Loan Interest Rate: With respect to each Loan, the annual rate at which interest accrues on such Loan in accordance with the provisions of the related Note, which rate shall be the rate set forth in the related Loan Schedule.

                    Loan Package: The Loans listed on a Loan Schedule delivered to the Purchaser at least five (5) Business Days prior to the related Closing Date and attached as Schedule I to the related Pricing Letter on the related Closing Date.

                    Loan Package Number: The number, if any, assigned to a Loan Package as set forth in the related Pricing Letter (for example, "1995-4").

                    Loan Schedule: With respect to each Loan Package, the schedule of Loans to be annexed as Schedule I (or a supplement thereto) to the related Pricing Letter on each Closing Date for the Loan Package delivered on such Closing Date in both hard copy and magnetic form, such schedule setting forth the following information with respect to each Loan in the Loan Package:
(1) the Seller's Loan identifying number; (2) the Obligor's first and last name; (3) the street address of the Improved Property including the state and zip code; (4) the original months to maturity; (5) the original date of the Mortgage; (6) the Loan Interest Rate; (7) the date on which the first Monthly Payment was due on the Loan; (8) the stated maturity date; (9) the amount of the Monthly Payment; (10) the last Due Date on which a Monthly Payment was actually applied to the unpaid principal balance; (11) the original principal amount of the Loan; (12) the actual unpaid principal balance of the Loan as of the Cut-off Date; (13) the Servicing Fee Rate; (14) a code indicating whether Impound Payments are applicable to the Loan; and (15) the name of any dealer, correspondent or contractor associated with such Loan and the identification number which the Seller has assigned to such dealer, correspondent or contractor. With respect to the Loan Package in the aggregate, the Loan Schedule shall set forth the following information, as of the related Cut-off
Date: (1) the number of Loans; (2) the aggregate actual unpaid principal balance of the Loans; (3) the weighted average Loan Interest Rate of the Loans; and (4) the weighted average maturity of the Loans. Schedule I hereto shall be supplemented as of each Closing Date to reflect the addition of the Loan Schedule with respect to the related Loan Package.

                    Monthly Advance: With respect to any Loan, the aggregate of the advances made by the Seller on any Distribution Date pursuant to Subsection 11.15.

                    Monthly Payment: With respect to any Loan, the scheduled combined payment of principal and interest payable by an Obligor under the related Note on each Due Date.

                    Moody's: Moody's Investors Service, Inc. or its successor in interest.

                    Mortgage: With respect to each Mortgage Loan, the mortgage, deed of trust or other instrument creating a lien on the Improved Property securing the Note.

                    Mortgage Loan:  A Loan secured by a Mortgage.

                    Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Loan or REO Property that, in the good faith business judgment of the Seller, will not, or, in the case of a proposed Monthly Advance or Servicing Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Loan or REO Property as provided herein.

                    Note: The original executed note or other evidence of the Loan indebtedness of an Obligor.

                    Noteholder: The holder of the Note and, if applicable, the related Mortgage.

                    Obligor: The obligor on a Note.

                    Officer's Certificate: A certificate signed by either the President, a Vice President, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

                    Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

                    Pass-Through Rate: With respect to any Loan (or any related REO Property), as of any date of determination, the per annum rate of interest to be received by the Purchaser in connection with the related Loan Package, as set forth in the related Pricing Letter.

                    Pass-Through Transfer: The sale or transfer of some or all of the Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

                    Permitted Investments:  One or more of the following:

         (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

         (ii)       repurchase agreements on obligations specified in clause
(i) maturing not more than one month from the date of acquisition thereof;

         (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

         (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof rated investment grade or better by S&P or Moody's; and

         (v)        a money market fund or a qualified investment fund.

                    Person: An individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    Pricing Letter: With respect to a Loan Package, a letter agreement between the Initial Purchaser and the Seller in the form of Exhibit 7.

                    Principal Prepayment: Any payment or other recovery of principal on a Loan which is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                    Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Pricing Letter in exchange for the Loans purchased on such Closing Date as calculated as provided in Section 4.

                    Purchase Price Percentage: With respect to the Loans purchased on any Closing Date, the percentage of par specified in the related Pricing Letter for the type of Loans in the related Loan Package (which percentage shall be a function of the rate required to produce a par transaction upon securitization). The Purchase Price Percentage for the Initial Closing Date shall be 103% for FHA Loans and 100% for Conventional Loans.

                    Purchaser Disposition: With respect to any Loan purchased hereunder, the resale by the Purchaser or the transfer into a trust by the Purchaser for the purpose of a Pass-Through Transfer or Whole Loan Transfer.

                    Qualified Substitute Loan: A loan substituted for a Deleted Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, not in excess of the Stated Principal Balance of the Deleted Loan as of the date on which the substitution occurs, (ii) have a Loan Interest Rate not less than (and not more than one percentage point in excess of) the Loan Interest Rate of the Deleted Loan, (iii) have a Pass-Through Rate identical to the Pass-Through Rate of the Deleted Loan, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Loan and (v) conform to each representation and warranty set forth in Subsection 7.02 of this Agreement. In the event that one or more loans are substituted for one or more Deleted Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Loan Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Loan Interest Rates, the Pass-Through Rates described in clause (iii) hereof shall be satisfied as to each such loan, the terms described in clause (iv) shall be determined on the basis of weighted average remaining terms to maturity, and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (v) hereof must be satisfied as to each Qualified Substitute Loan or in the aggregate, as the case may be.

                    Realized Loss: With respect to each Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) as of the date of the Final Recovery Determination equal to:

                     (i) the Stated Principal Balance of the Loan as of the date of the Final Recovery Determination; plus

                    (ii) interest on such Stated Principal Balance at the related Pass-Through Rate from the Due Date as to which interest was last paid by the Obligor or advanced by the Seller up to the date on which the Final Recovery Determination was made; minus

                    (iii) the amount of all Insurance Proceeds (including related FHA Insurance Proceeds), Condemnation Proceeds and Liquidation Proceeds, if any, received during the month in which the Final Recovery Determination was made, net of all amounts payable or reimbursable therefrom with respect to such Loan for unpaid Servicing Fees and unreimbursed advances made pursuant to Subsections 11.15 or 11.03(b) of the Servicing Addendum, or unreimbursed Servicing Advances.

With respect to each REO Property sold or otherwise disposed of, an amount (not less than zero) as of the date on which such REO Property was acquired pursuant to Subsection 11.08 equal to:

                    (i) the Stated Principal Balance of the related Loan as of the date on which such REO Property was acquired by the Seller on behalf of the Purchaser; plus

                    (ii) interest on such Stated Principal Balance at the Pass-Through Rate for the related Loan from the Due Date as to which interest was last paid by the Obligor or advanced by the Seller up to the date on which such REO Property was sold or otherwise disposed of; minus

                    (iii) any amounts previously distributed to the Purchaser in respect of such REO Property pursuant to Subsection 11.08; minus

                    (iv) any proceeds derived from the disposition of such REO Property, net of all amounts payable or reimbursable therefrom with respect to such REO Property or the related Loan for unpaid Servicing Fees and unreimbursed advances made pursuant to Subsection 11.15 or 11.03(b) of the Servicing Addendum, or unreimbursed Servicing Advances.

                    Reconstitution Agreement: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as provided in Section 12 hereof.

                    Reconstitution Date: With respect to any Loan serviced under this Agreement, the date on which such Loan is removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through Transfer pursuant to Section 12 hereof.

                    Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                    REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "Mego Mortgage Corporation in trust for Greenwich Capital Markets, Inc. as Purchaser under that certain Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996, among Greenwich Capital Markets, Inc., Mego Mortgage Corporation and Mego Financial Corp. for FHA and Conventional Home Improvement Loans".

                    REO Disposition: The final sale by the Seller of any REO Property.

                    REO Property: An Improved Property acquired as a result of the liquidation of a Mortgage Loan.

                    Repurchase Price: With respect to any Loan, a price equal to (i) the Stated Principal Balance of such Loan plus (ii) interest on such Stated Principal Balance at the Pass-Through Rate from and including the last Due Date through which interest has been paid by or on behalf of the Obligor (including, but not limited to, a Monthly Advance made by the Seller) to the first day of the month following the date of repurchase, less amounts received in respect of such repurchased Loan which are being held in the Collection Account for distribution to the Purchaser in connection with such Loan.

                    Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative or a mobile or manufactured home which is not real property under applicable state law.

                    SAIF: The Savings Association Insurance Fund, or any successor thereto.

                    Seller Public Offering: The initial public offering of debt and equity securities of the Seller, proposed to be commenced in or about November 1996.

                    Seriously Delinquent Loan: As to any date of determination, a Loan that is more than 150 days contractually delinquent in payment of scheduled principal or interest as of such date and that has not been subject to a Purchaser Disposition.

                    Servicing Addendum: The terms and conditions attached hereto as Exhibit 6 which will govern the servicing of the Loans by the Seller.

                    Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Seller in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of an Improved

Property, (ii) any enforcement or judicial proceedings with respect to a Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

                    Servicing Fee: With respect to any Loan, the fee payable to the Seller as servicer for each calendar month, in arrears, which is equal to one-twelfth of the product of the Servicing Fee Rate and the unpaid principal balance of the related Loan calculated on the same balance and for the same period as the related interest at the Loan Interest Rate is calculated. The right of the Seller to receive the Servicing Fee is limited to, and payable solely from, the interest portion of related Monthly Payments collected by the Seller and otherwise as provided in Subsection 11.03.

                    Servicing Fee Rate: One and one-quarter percent (1.25%) per annum.

                    Servicing File: With respect to each Loan, the file retained by the Seller consisting of originals of all documents in the Loan File which are not delivered to the Purchaser or Custodian and copies of the Loan Documents.

                    S&P: Standard & Poor's Ratings Group or its successor in interest.

                    Spread Account: The account or accounts maintained pursuant to Subsection 11.16, each of which shall be an Eligible Account.

                    Spread Account Depository: The First National Bank of Boston or any successor Spread Account Depository under this Agreement which has been approved in advance by the Purchaser and the Seller.

                    Stated Principal Balance: As to each Loan as of any date of determination, (i) the unpaid principal balance of the Loan as of the related Cut-off Date after giving effect to payments of principal received on or before such Cut-off Date including any principal prepayments received on or before the Cut-off Date minus (ii) all amounts previously distributed to the Purchaser with respect to the related Loan representing payments or recoveries of principal.

                    Whole Loan Transfer: Any sale or transfer of some or all of the Loans by the Purchaser to a third party in whole loan or participation format, which sale or transfer is not a Pass-Through Transfer. Any actual transfer of whole Loans that are FHA Loans shall be made only to an FHA Approved Mortgagee.

                    SECTION 2. Agreement to Purchase; Required Securitizations. (a) Subject to the terms and conditions set forth in this Agreement, the Seller shall agree to sell, and the Purchaser shall agree to purchase, from time to time (and as frequently as weekly, at the Seller's request) on or before the Final Closing Date, Loans (exclusive of the related Excess Yield) having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Pricing Letter, or in such other amount as agreed to by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Loans accepted by the

Purchaser on the related Closing Date (any such agreement to be evidenced by a Pricing Letter); provided, however, that (i) the aggregate principal balance of Loans to be sold by the Seller on any given Closing Date shall be at least $5 million ($5,000,000), (ii) at any time, the aggregate principal balance of Loans sold to the Purchaser (excluding all Loans resold or transferred by the Purchaser pursuant to a Purchaser Disposition prior to such time) shall not exceed $100 million ($100,000,000) (such limit (as amended from time to time, the "Portfolio Limit") to be reassessed on a quarterly basis), (iii) the aggregate principal balance of Loans that the Purchaser is committed to purchase from the Seller pursuant to this Agreement shall be $2 billion ($2,000,000,000) and (iv) the percentage of Conventional Loans owned by the Purchaser at any one time and acquired pursuant to this Agreement shall not exceed 65% of the total amount of Loans owned by the Purchaser at such time and acquired pursuant to this Agreement.

                    (b) As more fully described in Section 12, the Seller acknowledges that it shall cooperate fully with the Purchaser and any prospective purchaser with respect to all customary procedures reasonably appropriate in completing a Purchaser Disposition. The Seller acknowledges that it is the Purchaser's intention to complete such Purchaser Dispositions once every three months commencing no later than December 31, 1996. The Seller shall use its best efforts to assist the Purchaser in selling to third parties pursuant to one or more Whole Loan Transfers any and all Loans purchased by the Purchaser that, for any reason whatsoever (including without limitation the delinquency status of such Loans, low Loan Interest Rates associated with such Loans, or the ineligibility of such Loans to be assets of a "real estate mortgage investment conduit"), are not resold or transferred by the Purchaser pursuant to a Pass-Through Transfer.

                    (c) The Seller acknowledges that the Initial Purchaser may enter into a purchase and sale agreement with GCFP (the "Affiliate Purchase Agreement") pursuant to which GCFP will agree to purchase Loans from the Initial Purchaser to the same extent the Initial Purchaser is obligated to purchase Loans from the Seller hereunder. The Seller agrees that during the term of the Affiliate Purchase Agreement, to the extent GCFP agrees to purchase a Loan Package directly from the Seller, the Seller shall deal directly with GCFP and shall look only to GCFP for performance of such purchase obligations. The Initial Purchaser acknowledges that the Seller shall be obligated to deal with GCFP on the sale of any Loan Package only to the extent GCFP's obligations with respect to such Loan Package are identical to the Initial Purchaser's corresponding obligations hereunder. In addition, the Initial Purchaser acknowledges that notwithstanding any obligations assumed by GCFP with respect to a particular Loan Package, the Initial Purchaser shall remain obligated with respect to future purchases of Loans hereunder.

                    (d) The Initial Purchaser hereby assumes all of the obligations of GCFP under the Original Agreement, as amended, as though it were a party signatory thereto.

                    SECTION 3. Loan Schedules. The Seller shall deliver the Loan Schedule for a Loan Package to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days prior to the related Closing Date.

                    SECTION 4.    Purchase Price; Fee to Purchaser.   (a) On
each Closing Date, the Purchaser shall pay to the Seller the amount (the "Purchase Price") stated in the related Pricing Letter, which amount shall be equal to the aggregate of the percentage set forth in such Pricing Letter for each Loan to be purchased multiplied by the Cut-off Date principal balance of each such Loan, plus accrued interest on each such principal balance at the Pass-Through Rate from (and including) the day following the date through which interest has, as of the Cut-off Date, been paid by the Obligor to (but not including) the related Closing Date for such Loan. In no instance shall the Purchaser pay more than thirty days of accrued interest on any one Loan.

                    The Purchaser shall own and be entitled to receive with respect to each Loan purchased, (1) all scheduled principal received after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date, and (3) all payments received after the Cut-off Date of interest on the Loans at the Pass-Through Rate.

                    The Purchaser shall pay to the Seller a Profit Sharing Payment (as defined in the related Pricing Letter).

                    The "Cut-off Date Balance" of a Loan will reflect the application of all payments of principal received on or before the Cut-off Date.

                    (b) Concurrently with the Initial Purchaser's execution of this Agreement, (i) the Seller shall pay the Initial Purchaser a one-time cash fee of $150,000 and (ii) the Guarantor shall grant the Initial Purchaser warrants to purchase one million (1,000,000) shares of voting common stock of the Guarantor, as set forth in the form of Warrant Agreement attached hereto as
Exhibit 11.

                    SECTION 5. Examination of Loan Files. The Initial Purchaser has the right to underwrite the Loans and review the Loan Files prior to the related Closing Date. If the Initial Purchaser makes such examination prior to the related Closing Date and identifies any Loans that do not conform to the representations and warranties in Subsection 7.02, such Loans may, at the Initial Purchaser's option, be rejected for purchase by the Initial Purchaser. If not purchased by the Initial Purchaser, such Loans shall be deleted from the related Loan Schedule. The Initial Purchaser may, at its option and without notice to the Seller, purchase all or part of any Loan Package without conducting any partial or complete examination. The fact that the Initial Purchaser has conducted or has determined not to conduct any partial or complete examination of the Loan Files shall not affect the Initial Purchaser's (or any of its successors' or assigns') rights to demand repurchase or other relief or remedy provided for in this Agreement.

                    SECTION 6.        Conveyance from Seller to Initial
Purchaser.

                    Subsection 6.01. Conveyance of Loans; Possession of Servicing Files.

                    The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Loan Package in the form attached hereto as Exhibit 3. The Servicing File retained by the Seller with respect to each Loan pursuant to this Agreement shall be appropriately identified in the Seller's computer system to reflect clearly the sale of such related Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Loan pursuant to Subsection 7.03.

                    Subsection 6.02.       Books and Records.

                    Record title to each Note and, with respect to each Mortgage Loan, the related Mortgage, as of the related Closing Date shall be in the name of the Seller pending recordation of the Assignments of Mortgage, and thereafter in the name of one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Note and, with respect to each Mortgage Loan, the related Mortgage, in each case exclusive of the Excess Yield, shall be vested solely in the Purchaser. All rights arising out of the Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Loan as provided in Section 4 shall be vested in the Purchaser (exclusive of the Excess Yield); provided, however, that all such funds received on or in connection with a Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Loans pursuant to the terms of this Agreement.

                    It is the express intention of the parties hereto that the transactions contemplated by this Agreement be, and be construed as, a sale of the Loans, exclusive of the Excess Yield by the Seller and not a pledge of the Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that the Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Loans then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code of any applicable jurisdiction; (b) to the extent allowed under FHA Title I rules and regulations, in order to secure the obligations of the Seller to the Purchaser hereunder with respect to the FHA Loans, the Seller hereby shall be deemed to have granted to the Purchaser a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the FHA Loans; (B) the FHA Insurance Reserves, all of the Seller's other contractual rights against the FHA in relation to the Loans, and all documents in the possession or under the control of the Seller with respect thereto; (C) all amounts payable pursuant to the FHA Insurance Contract in accordance with the terms thereof; and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Spread Account, any REO Account or the Collection Accounts, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser of the related Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code of any applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law; and (e) for purposes of the Agreement and the Pricing Letter, "Loan Documents" shall include UCC-1 financing statements in form acceptable for filing in the applicable jurisdictions in which are located the principal place of business and the executive offices of the Seller and executed by the Seller in favor of the Purchaser.

                    Subsection 6.03.       Delivery of Loan Documents.

                    The Seller shall from time to time in connection with each Closing Date, on or prior to such Closing Date, deliver and release to the Custodian those Loan Documents as required by this Agreement or the Custodial Agreement with respect to each Loan to be purchased and sold on the related Closing Date and set forth on the related Loan Schedule.

                    The Custodian shall certify its receipt of all such Loan Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Trust Receipt and Initial Certification or Trust Receipt and Final Certification, as the case may be, of the Custodian in the forms annexed to the Custodial Agreement. The fees and expenses of the Custodian shall be paid by the Seller pursuant to the terms of the Custodial Agreement.

                    The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Loan entered into in accordance with this Agreement within two (2) weeks of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within two (2) weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety (90) days of its submission for recordation.

                    Subsection 6.04.       Excess Yield.

                    Notwithstanding any other provisions of this Agreement, (i) the sale and delivery of the Loans to the Initial Purchaser is exclusive of the Excess Yield Holder's right, title and interest in, to, and under the Excess Yield and (ii) subject to Subsection 11.16 of the Servicing Addendum, the right of the Excess Yield Holder to the Excess Yield with respect to each Loan shall be absolute and unconditional, and shall survive any Event of Default by the Seller, any termination of the Seller as servicer hereunder and any other event.

                    It is understood and intended, and is expressly covenanted by the Purchaser and the Seller as the Excess Yield Holder, each to the other, that neither the Excess Yield Holder nor the Purchaser shall have any right in any manner whatsoever by virtue of the provisions of this Agreement (i) to affect, disturb or prejudice the rights of the other, (ii) to seek to obtain priority over or preference to the other with respect to their respective interests in the Loans, except as provided in Subsection 11.16 of the Servicing Addendum, or (iii) to enforce any right under this Agreement, except in the manner herein provided and as the respective interests of the Purchaser and the Excess Yield Holder are provided for pursuant to this Agreement.

                    The Excess Yield Holder and the Purchaser each agree to execute and deliver from time to time such other instruments and documents as may be reasonably requested by the other to further effectuate the provisions of this Subsection 6.04.

                    SECTION 7. Representations, Warranties and Covenants; Remedies for Breach.

                    Subsection 7.01.       Representations and Warranties
                                           Respecting the Seller.

                    The Seller represents, warrants and covenants to the Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and
Conveyance:

                   (i) The Seller is duly organized, validly existing and in good standing under the laws of Delaware and is and will remain in compliance with the laws of each state in which any Improved Property is located to the extent necessary to ensure the enforceability of each Loan and the servicing of the Loan in accordance with the terms of this Agreement;

                  (ii) The Seller has the full power and authority to hold each Loan, to sell each Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser and the Guarantor, constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

                 (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's certificate of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

                  (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                   (v) The Seller is an FHA Approved Mortgagee in good standing to service mortgages and has not been suspended as a mortgagee or servicer by the FHA;

                  (vi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                 (vii) The Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Loan, the Seller is in possession of a complete Loan File in compliance with Exhibit 4, except for such documents as have been delivered to the Custodian;

                (viii) Immediately prior to the payment of the Purchase Price for each Loan, the Seller was the owner of record of the indebtedness evidenced by each Note and, with respect to each Mortgage Loan, the related Mortgage, and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage Note, the related Loan Files with respect thereto and, with respect to each Mortgage Loan, the related Mortgage, in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Loan;

                  (ix) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Loans or the consummation of the transactions contemplated by this Agreement, or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

                   (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

                  (xi) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

                 (xii) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; and

                (xiii) With respect to each FHA Loan, the Seller has complied and shall comply with the applicable provisions of the National Housing Act, as amended and supplemented, all rules and regulations issued thereunder, and all administrative publications published pursuant thereto including all FHA requirements for FHA Title I loans.

                 Subsection 7.02.          Representations and Warranties
                                           Regarding Individual Loans.

                 The Seller hereby represents and warrants to the Purchaser that, as to each Loan, as of the related Closing Date for such Loan:

                   (i) The information set forth in each of the related Loan Schedule and Assignment and Conveyance is complete, true and correct;

                  (ii) With respect to each FHA Loan, the amount and the original term to maturity of such FHA Loan comply with the FHA Regulations at the time of origination unless the requirements with respect to such FHA Loan are specifically waived by HUD with respect to such FHA Loan;

                 (iii) Each Loan was originated and underwritten by the Seller in accordance with the underwriting criteria established by the Seller and, in the case of each FHA Loan, the FHA and HUD;

                  (iv) Each Loan (a)(i) is an FHA Title I property improvement loan (as defined in 24 CFR Section 201.2(aa)) underwritten by the Seller or an entity which at the time of origination, was a lender approved by the FHA for participation in the programs under Title I of the National Housing Act, in accordance with the FHA requirements for the Title I loan program as set forth in 24 CFR Parts 201 and 202, and is the subject of FHA Insurance, (ii) was originated and underwritten in accordance with applicable FHA requirements, and
(iii) was made to provide financing for eligible home improvements for a Residential Dwelling or (b)(i) is a conventional home improvement loan underwritten by the Seller or an entity acceptable to the Initial Purchaser and (ii) was made to provide financing for home improvements for a Residential Dwelling or (c) is a Loan originated pursuant to underwriting guidelines approved in advance in writing by the Initial Purchaser;

                   (v) The Loan is in compliance with all requirements set forth in the Pricing Letter, and the characteristics of the related Loan Package as set forth in the related Pricing Letter are true and correct;

                  (vi) As of the Cut-off Date, the Loan is not more than one payment delinquent nor has it been more than one payment delinquent, measured as of month-end, more than twice during (a) the last twelve months in the event the Loan was acquired but not originated by the Seller, or (b) since origination, in the event the Loan was originated by the Seller; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Improved Property, directly or indirectly, for the payment of any amount required by the Note or Mortgage;

                 (vii) The terms of the Note and, with respect to each Mortgage Loan, the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian and the terms of which are reflected in the related Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement has been delivered to the Purchaser and the terms of which are reflected in the related Loan Schedule;

                (viii) The Note and, if applicable, the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Note and the Mortgage, or the exercise of any right thereunder, render the Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (ix) If upon origination of the Loan, the Improved Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect, which policy, in the case of each FHA Loan, conforms to the requirements of FHA. The Loan obligates the Obligor thereunder to maintain all such insurance at the Obligor's cost and expense, and on the Obligor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Obligor's cost and expense and to seek reimbursement therefor from the Obligor;

                   (x) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the origination and servicing of the Loan, have been complied with;

                  (xi) In the case of a Mortgage Loan, the Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Improved Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

                 (xii) In the case of a Mortgage Loan, the Mortgage was recorded or submitted for recordation in the appropriate public recording office so as to perfect the lien of the Mortgage under the law of the jurisdiction in which the Improved Property is located and is a valid, existing and enforceable lien on the Improved Property and the Seller has full right to sell and assign the same to the Purchaser;

                (xiii) The Note and, if applicable, the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                 (xiv) The proceeds of the Loan have been fully disbursed to or for the account of the Obligor and there is no obligation for the mortgagee to advance additional funds thereunder and there are no escrows of such funds. All costs, fees and expenses incurred in making or closing the Loan and the recording of the Mortgage have been paid, and the Obligor is not entitled to any refund of any amounts paid or due to the Obligor pursuant to the Note or Mortgage;

                  (xv) All parties to the Note and the Mortgage had legal capacity to enter into the Loan and to execute and deliver the Note and the Mortgage to the extent necessary to maintain the enforceability of the Note and, in the case of each FHA Loan, the existence of the FHA Insurance Contract without offset, defense, surcharge or other impairment; the Note and the Mortgage have been duly and properly executed and delivered by all parties thereto. The Obligor is a natural person;

                 (xvi) The Seller is the sole legal, beneficial and equitable owner of the Note and, if applicable, the Mortgage and has full right to transfer and sell the Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                (xvii) All parties which have had any interest in the Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Improved Property is located to the extent necessary to preserve the enforceability of the Note and, in the case of each FHA Loan, the existence of the FHA Insurance Contract, without offset, defense, surcharge or other impairment;

               (xviii) There is no default, breach, violation or event of acceleration existing under the Note or, if applicable, the Mortgage, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

                 (xix) Principal payments on the Loan commenced no more than sixty days after the proceeds of the Loan were disbursed; the Loan bears interest at the Loan Interest Rate and the Note is payable in Monthly Payments which are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Loan Interest Rate (except for Loans identified in the Loan Schedule, annexed to each respective Pricing Letter, as having a balloon payment which the Purchaser has agreed to purchase);

                  (xx) The origination, collection and servicing practices used by the Seller with respect to each Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry and, in the case of each FHA Loan, have satisfied all FHA requirements. The Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Note;

                 (xxi) To the best of the Seller's knowledge, the Improved Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

                (xxii) The Note and, if applicable, the Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Improved Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
(b) otherwise by statutory or judicial foreclosure. There is no homestead or other exemption available to the Obligor which would interfere with the right to sell the Improved Property at a trustee's sale or the right to foreclose the Mortgage. The Obligor has not notified the Seller, and the Seller has no knowledge, of any relief requested or allowed to the Obligor under the Soldiers and Sailors Civil Relief Act of 1940;

               (xxiii) With respect to each FHA Loan, the Note and, if applicable, the Mortgage are on forms acceptable to FHA;

                (xxiv) The Note is not and has not been secured by any collateral except the lien of the applicable corresponding Mortgage on the Improved Property and the security interest of any applicable security agreement;

                 (xxv) With respect to any Mortgage Loan, in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

                (xxvi) The Seller has not received notice that the Obligor has filed for protection under applicable bankruptcy laws or that the Improved Property has been subject to foreclosure proceedings, in connection with the enforcement of a prior lien;

               (xxvii) No Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Obligor, or anyone on behalf of the Obligor, (b) paid by any source other than the Obligor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Loan is not a graduated payment loan and the Loan does not have a shared appreciation or other contingent interest feature;

              (xxviii) No instrument of release or waiver has been executed in connection with the Loan, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the Purchaser (and, in the case of FHA Loans, by the FHA to the extent required by the applicable FHA Insurance Contract) and which has been delivered to the Purchaser, and except such Loan which contains in the related Loan File evidence of a release or waiver; and any assumption agreement which discharged the original borrower from all of the debt obligations in connection with the related Loan provides for the assumption of all such debt obligations by the party assuming the obligations under the Loan;

                (xxix) Each Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Improved Property is located;

                 (xxx) Each FHA Loan was originated and has been serviced in a manner such that it will be eligible for the maximum amount of insurance made available by the FHA pursuant to Title I of the National Housing Act (subject to the aggregate limitation on the amount of FHA insurance available for the Seller), without any right of offset, counterclaim or any other defense by the FHA. The Seller has reported the origination of the FHA Loan to the FHA and has obtained or shall obtain a case number for the FHA Loan from the FHA;

                (xxxi) The Obligor has executed statements to the effect that the Obligor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans and rescission materials with respect to the making of such fixed rate mortgage loans, and such statements are and will remain in the Loan File;

               (xxxii) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Improved Property, the Obligor or the Obligor's credit standing that can reasonably be expected to cause the Loan to become delinquent, or adversely affect the value of the Loan;

              (xxxiii) The Improved Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Improved Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities to the extent necessary to maintain the enforceability of the Note and, in the case of each FHA Loan, the existence of the FHA Insurance Contract without offset, defense, surcharge or other impairment;

               (xxxiv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Loan has taken place on the part of any person, including without limitation the Obligor, any appraiser, any builder or developer, or any other party involved in the origination of the Loan or in the application of any insurance in relation to such Loan that would render the Note unenforceable or, in the case of each FHA Loan, impair the existence of the FHA Insurance Contract or render it subject to any offset, defense, surcharge or other impairment;

                (xxxv) Any principal advances made to the Obligor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term;

               (xxxvi) With respect to each Loan originated by a dealer or contractor, the Seller is in possession of the completion certificate for the related improvement to the extent required by FHA, in the case of FHA Loans, or as otherwise required under the Seller's underwriting guidelines, in the case of Conventional Loans;

              (xxxvii) Seller has or will cause an amount of FHA Insurance Reserves with respect to FHA Loans equal to 10% of the outstanding principal balance of the FHA Loans as of the related Cut-off Date to be transferred or approved for transfer on or prior to the related Closing Date to the Purchaser's account maintained by the FHA; and

             (xxxviii) No FHA insurance premiums with respect to an FHA Loan are due and unpaid, and all such premiums for subsequent periods shall be timely paid.

                 Subsection 7.03.          Remedies for Breach of
                                           Representations and Warranties.

                 It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Loans to the Initial Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Note or Assignment of Mortgage or the examination or lack of examination of any Loan File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Loans or the interest of the Purchaser therein (or which materially and adversely affects the interests of the Purchaser in the related Loan in the case of a representation and warranty relating to a particular Loan), the party discovering such breach shall give prompt written notice to the other.

                 Within sixty (60) days (ten (10) days in the case of a breach of the representation in Subsection 7.01(a)(vii) arising from any nondelivery of any Transfer of Note Report (as defined in the Custodial Agreement)) of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Loan or the interest of the Purchaser therein, the Seller shall promptly use all reasonable efforts to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Loan at the Repurchase Price using its own funds and shall not use funds in the Spread Account for such repurchases. The Seller shall, at the request of the Purchaser and assuming that Seller has a Qualified Substitute Loan, rather than repurchase the Loan as provided above, remove such Loan and substitute in its place a Qualified Substitute Loan or Loans; provided that such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Loan, it shall repurchase the deficient Loan. Any repurchase of a Loan pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the Collection Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Distribution Date.

                 At the time of repurchase of any deficient Loan, the Purchaser and the Seller shall arrange for the reassignment and transfer of the repurchased Loan and, if applicable, the related FHA Insurance Reserve to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the repurchased Loan. In the event the Repurchase Price is deposited in the Collection Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase the related Loan Schedule shall be amended to reflect the withdrawal of the repurchased Loan from this Agreement.

                 As to any Deleted Loan for which the Seller substitutes a Qualified Substitute Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Loan or Loans the Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by this Agreement, with the Note endorsed as required therein. The Seller shall deposit in the Collection Account an amount equal to the Monthly Payment less (a) the Servicing Fee and (b) any Impound Payments (if applicable) received on such Qualified Substitute Loan or Loans in the month following the date of such substitution, together with any interest shortfall suffered by the Purchaser arising from the substitution of Loans having differing Due Dates. Monthly Payments received with respect to Qualified Substitute Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment received on such Deleted Loan in the preceding month, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Loan Schedule to reflect the removal of such Deleted Loan from the terms of this Agreement and the substitution of the Qualified Substitute Loan. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

                 For any month in which the Seller substitutes one or more Qualified Substitute Loans for one or more Deleted Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Loans (after application of principal payments received in the month of substitution). The amount of such shortfall shall be distributed by the Seller in the month following the month of substitution pursuant to the Servicing Addendum. Accordingly, in the month of such substitution, the Seller will deposit from its own funds into the Collection Account an amount equal to such amount.

                 In addition to such cure, repurchase and substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Section 7. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure or repurchase a defective Loan or to substitute a Qualified Substitute Loan and to indemnify the Purchaser as provided in this Subsection 7.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

                 Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections
7.01 or 7.02 shall accrue as to any Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Loan as specified above, and
(iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

                 Subsection 7.04 Representations and Warranties Respecting the Purchaser.

                 The Purchaser represents, warrants and covenants to the Seller as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and
Conveyance:

                 (i)      the Purchaser is an FHA-Approved Mortgagee;

                 (ii) no consent, approval, authorization, license or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, licenses or orders, if any, that have been obtained prior to the Closing Date; and

                 (iii) the Purchaser has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization.

                 Subsection 7.05.                  Representations and
                                                   Warranties Respecting the
                                                   Guarantor.

                 The Guarantor represents, warrants and covenants to the Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and
Conveyance:

                   (i) The Guarantor is duly organized, validly existing and in good standing under the laws of New York;

                  (ii) The Guarantor has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Guarantor has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser and the Seller, constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

                 (iii) The execution and delivery of this Agreement by the Guarantor and the performance of and compliance with the terms of this Agreement will not violate the Guarantor's certificate of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Guarantor is a party or which may be applicable to the Guarantor or its assets;

                  (iv) The Guarantor is not in violation of, and the execution and delivery of this Agreement by the Guarantor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Guarantor or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Guarantor or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                   (v) The Guarantor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (vi) There are no actions or proceedings against, or investigations of, the Guarantor before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement, or (C) that might prohibit or materially and adversely affect the performance by the Guarantor of its obligations under, or the validity or enforceability of, this Agreement; and

                 (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Guarantor of, or compliance by the Guarantor with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

            SECTION 8. Closing. The closing for each Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing for the Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

            (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (B) the Initial Purchaser shall have received, or the Initial Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

            (c) the Seller shall have delivered and released to the Custodian all documents required pursuant to this Agreement; and

            (d) all other terms and conditions of this Agreement shall have been complied with.

            Subject to the foregoing conditions, the Initial Purchaser shall pay to the Seller on the related Closing Date the Purchase Price (which shall include accrued interest, as set forth in Section 4) by wire transfer of immediately available funds to the account designated by the Seller.

            SECTION 9.  Closing Documents.

            (a) On or before the Initial Closing Date, the Seller shall submit to the Initial Purchaser fully executed originals of the following documents:

            1.     this Agreement, in four (4) counterparts;

            2. the Custodial Agreement, in six (6) counterparts in the form attached as Exhibit 10 hereto;

            3. Collection Account and Spread Account Letter Agreements in the form attached as Exhibit 5 hereto;

                 4.     Officer's Certificates, in the form of Exhibit 1A  and
                        Exhibit 1B hereto, including all attachments thereto;
                        and

                 5. a Seller's Officer's Certificate of Chief Financial Officer and a Guarantor's Officer's Certificate of General Counsel, in the form of Exhibit 9A and Exhibit 9B, respectively, hereto.

        (b) The Closing Documents for the Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

                 1.     the related Pricing Letter;

                 2.     the related Loan Schedule;

                 3.     Officer's Certificates, in the form of Exhibit 1A and
                        Exhibit 1B hereto, including all attachments thereto;

                 4.     a Security Release Certification, in the form of
                        Exhibit 2 hereto executed by any Person, as requested by the Initial Purchaser, if any of the Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

                 5. a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

                 6. an Assignment and Conveyance in the form of Exhibit 3 hereto;

                 7. a Custodian's Trust Receipt and Initial Certification or Trust Receipt and Final Certification, as required under the Custodial Agreement in the form annexed thereto; and

                 8. A Certificate of Good Standing of the Seller dated within 5 days of the Closing Date.

                 SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Loans, including without limitation, the fees of the Custodian, governmental recording fees for recording Assignments of Mortgage and the Seller's attorneys' fees, shall be paid by the Seller.

                 SECTION 11. Seller's Servicing Obligations. The Seller, as independent contract servicer, shall service and administer the Loans in accordance with the terms and provisions set forth in the Servicing Addendum attached as Exhibit 6, which Servicing Addendum is incorporated herein by reference.

                 SECTION 12. Removal of Loans from Inclusion Under this Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates.

                 The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Loans, the Purchaser shall effect either:

                 (1) one or more Whole Loan Transfers; and/or

                 (2) one or more Pass-Through Transfers.

                 With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Purchaser, the Seller agrees:

                 (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Loans or interests therein and providing information reasonably requested by such purchasers;

                 (2) to execute all Reconstitution Agreements provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

                 (3) with respect to any Whole Loan Transfer or Pass-Through Transfer, the Seller shall make the representations and warranties regarding the Seller and, if such Whole Loan Transfer or Pass- Through Transfer occurs within eighteen (18) months of the Closing Date or such later period as specified in the related Pricing Letter, the Loans, as of the date of the Whole Loan Transfer or Pass-Through Transfer, modified to the extent necessary to accurately reflect the pool statistics of the Loans as of the date of such Whole Loan Transfer or Pass-Through Transfer and any events or circumstances existing subsequent to the related Closing Date;

                 (4) to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, and to deliver to the Purchaser any similar non public, unaudited financial information (which the Purchaser may, at its option and at the Seller's cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements contained in or omissions from such information;

                 (5) to deliver to the Purchaser and to any Person designated by the Purchaser, at the Seller's expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to paragraph 4 above as shall be reasonably requested by the Purchaser;

                 (6) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, such Opinions of Counsel for a Pass- Through Transfer to be in a form reasonably acceptable to the Purchaser, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Seller; and

                 (7) to cooperate fully with the Purchaser and any prospective purchaser with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of the Loan Documents and other related documents, and with respect to requirements reasonably requested by the rating agencies and credit enhancers.

                 SECTION 13.               The Seller.

                 Subsection 13.01.         Additional Indemnification by the
Seller.

                 In addition to the indemnification provided in Subsection 7.03, and subject to Subsection 13.03, the Seller shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12.

                 Subsection 13.02.       Merger or Consolidation of the Seller.

                 The Seller shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Loans, and to enable the Seller to perform its duties under this Agreement.

                 Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of loans, shall be an FHA Approved Mortgagee and shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Seller.

                 Subsection 13.03.       Limitation on Liability of the Seller
and Others.

                 Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell, or duty to service, the Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable and the Seller shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Seller's indemnification under Subsections 7.03 or 13.01.

                 Subsection 13.04.         Seller Not to Resign.

                 The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller in which event the Seller may resign as servicer. Any such determination permitting the resignation of the Seller as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser and shall be provided at the cost of the Seller. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 16.

                 Subsection 13.05.         No Transfer of Servicing.

                 The Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent shall not be unreasonably withheld.

                 SECTION 14.               Default.

                 Subsection 14.01.         Events of Default.

                 In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

                      (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                     (ii) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                    (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty
(60) days; or

                     (iv) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

                      (v) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                     (vi) failure by the Seller to be in compliance with the "doing business" or licensing laws of any jurisdiction where an Improved Property is located; or

                    (vii) the Seller ceases to meet the qualifications of, or ceases to be, an FHA Approved Mortgagee; or

                   (viii) the Seller attempts to assign its right to its servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller as servicer and any obligation of Initial Purchaser to purchase additional Loans under this Agreement. On or after the receipt by the Seller of such written notice, all authority and power of the Seller to service the Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to
Section 16.

                 Upon written request from the Purchaser in connection with any such termination, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Loan Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Collection Account or REO Account or thereafter received with respect to the Loans.

                 Subsection 14.02.         Waiver of Defaults.

                 The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                 SECTION 15. Termination. The respective obligations and responsibilities of the Seller, as servicer, shall terminate upon the earlier of: (i) the distribution to the Purchaser of the final payment or liquidation with respect to the last Loan (or advances of same by the Seller); or (ii) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Loan and the remittance of all funds due hereunder unless terminated with respect to all or a portion of the Loans on an earlier date at the option of the Purchaser pursuant to this Section 15 or pursuant to Section 14; or (iii) by mutual written agreement of the Seller and the Purchaser.

                 SECTION 16. Successor to the Seller. Prior to termination of the Seller's responsibilities and duties under this Agreement pursuant to Section 14, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement but not any rights in or to the Excess Yield, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller as servicer under this Agreement but not any rights in or to the Excess Yield. Any successor to the Seller hereunder shall be an FHA Approved Mortgagee. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Section, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Seller as servicer pursuant to the aforementioned section shall not become effective until a successor shall be appointed pursuant to this Section 16 and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03. It is understood and agreed that the provisions of such Subsections 7.01, 7.02 and 7.03 shall be applicable to the Seller notwithstanding any resignation or termination of the Seller, or the termination of this Agreement.

                 Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this

Agreement provided, however, that such successor shall not assume, and Seller shall indemnify such successor for, any and all liabilities arising out of the Seller's acts as servicer. Any termination of the Seller as servicer pursuant to Section 15 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation or remedies with respect to such claims.

                 The Seller shall timely deliver to the successor the funds in the Collection Account, the Spread Account and the REO Account and the Loan Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Seller for amounts the Seller actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

                 SECTION 17. Transfer of FHA Insurance Reserves. With respect to each Loan Package that includes any FHA Loans, no later than 15 days following the later of (i) the receipt by the Seller from FHA of the FHA case number for each FHA Loan and (ii) the applicable Closing Date the Seller shall execute documents necessary to transfer the related FHA Insurance Reserves allocable to such Loan Package to the Purchaser, or such other entity as the Purchaser may designate by notice in writing to the Seller provided that such entity is an FHA Approved Mortgagee. The originals of such executed documents shall be sent to the Purchaser or the Purchaser's designee in the manner indicated by the Purchaser.

                 SECTION 18. Financial Statements. The Seller understands that the Purchaser may make available to a prospective purchaser of the Loans from the Purchaser the Seller's annual financial statements. The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above.

                 The Seller also shall make available to the Purchaser information on its servicing performance with respect to loans serviced for others, including delinquency ratios. The Seller also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Seller for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller, its loan origination or servicing practices or the financial statements of the Seller. The Purchaser agrees to maintain full confidentiality with regard to non-public information of the Seller released under this section.

                 SECTION 19. Mandatory Purchase. The purchase of each Loan (exclusive of the related Excess Yield) on or before the related Closing Date, subject to the terms and conditions of the Pricing Letter, is mandatory.

                 SECTION 20. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                      (i)         if to the Seller:

                                  Mego Mortgage Corporation
                                  1000 Parkwood Circle
                                  5th floor
                                  Atlanta, Georgia 30339

                                  Attention:       Jeffrey S. Moore
                                                   President

                                  With copy to:    Jerome J. Cohen
                                                   Mego Mortgage Corporation
                                                   4310 Paradise Road
                                                   Las Vegas, Nevada 89109

                     (ii)         if to the Guarantor:

                                  Mego Financial Corp.
                                  1125 Northeast 125th Street
                                  Suite 206
                                  North Miami, Florida  33161

                                  Attention:       Jerome J. Cohen
                                                   Don A. Mayerson

                                  With copy to:
                                                   Mego Financial Corp.
                                                   4310 Paradise Road
                                                   Las Vegas, Nevada 89109
                                                   Attn:  Jerome J. Cohen

                    (iii)         if to the Purchaser:

                                  Greenwich Capital Markets, Inc.
                                  600 Steamboat Road
                                  Greenwich, Connecticut 06830

                                  Attn:    General Counsel

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                 SECTION 21. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

                 SECTION 22. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                 SECTION 23. Governing Law. The Agreement shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.

                 SECTION 24. Intention of the Parties. It is the intention of the parties that the Initial Purchaser is purchasing, and the Seller is selling, the Loans (exclusive of Excess Yield) and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Loans. The Initial Purchaser shall have the right to review the Loans and the related Loan Files to determine the characteristics of the Loans which shall affect the federal income tax consequences of owning the Loans and the Seller shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review.

                 SECTION 25. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and permitted assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the prior written consent of the Purchaser, and shall not be assigned by the Initial Purchaser or any subsequent Purchaser other than to an affiliate thereof without the prior written consent of the Seller.

                 SECTION 26. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                 SECTION 27. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                 SECTION 28. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                 (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                 (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                 (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                 (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                 (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                 (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                 SECTION 29. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                 SECTION 30. Further Agreements. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                 SECTION 31. Entire Agreement. This Agreement, together with each Pricing Letter, constitutes the entire agreement of the parties and supersedes all prior agreements, oral and written, between the parties with respect to the subject matter hereof, and the provisions of both this Agreement and each Pricing Letter shall survive the closing of the transactions contemplated herein. In the event that there exist inconsistencies between this Agreement and any Pricing Letter, this Agreement shall control.

                 SECTION 32. Guaranty. The Guarantor hereby guarantees, in favor of the Initial Purchaser and its successors and permitted assigns, the full and satisfactory performance of all commitments, obligations, covenants and agreements (in each case financial or otherwise) of the Seller hereunder. The foregoing guaranty shall remain in effect until such time, if any, as the Seller Public Offering shall have been completed.

                      IN WITNESS WHEREOF, the Initial Purchaser, the Seller and the Guarantor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                               GREENWICH CAPITAL MARKETS, INC.
                                        (Initial Purchaser)



                               By:  /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------



                               MEGO MORTGAGE CORPORATION
                                        (Seller)



                               By:  /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------



                               MEGO FINANCIAL CORP.
                                        (Guarantor)



                               By:  /s/
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                                   EXHIBIT 1A

                         SELLER'S OFFICER'S CERTIFICATE

                      I, Jeffrey S. Moore, hereby certify that I am the duly elected President of Mego Mortgage Corporation, a Delaware corporation (the "Seller"), and further certify, on behalf of the Seller as follows:

                      1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof. No event has occurred since [Month] ___, 199_ which has affected the good standing of the Seller under the laws of the State of Delaware.

                      2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                      3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Amended and Restated Master Loan Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of October 1, 1996, by and among the Seller, Greenwich Capital Markets, Inc. (the "Purchaser") and Mego Financial Corp.; (b) the Pricing Letter, dated as of [month] ____, 199_, between the Seller and the Purchaser (the "Pricing Letter"); and (c) the Custodial Agreement dated as of April 1, 1995 among Greenwich Capital Markets, Inc. (as assignee of Greenwich Capital Financial Products, Inc.), First Trust National Association and the Seller and (d) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Loans in accordance with the Purchase Agreement and the Pricing Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                      4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on [date] (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                      5. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated [month] _________ 199_.

                      6. All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

                      7. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the Pricing Letter.

                      All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.


Dated:
      -------------------------------------

   [Seal]

                                             MEGO MORTGAGE CORPORATION

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:   President




                      I, ___________________, Assistant Secretary of ______________ hereby certify that _______________ is the duly elected, qualified and acting President of the Seller and that the signature appearing above is such person's genuine signature.

                      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
      -------------------------------------

                     [Seal]

                                             MEGO MORTGAGE CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:   Assistant Secretary

                                   EXHIBIT 1B

                       GUARANTOR'S OFFICER'S CERTIFICATE

                      I, [Jerome J. Cohen], hereby certify that I am the duly elected President of Mego Financial Corp., a New York corporation (the "Guarantor"), and further certify, on behalf of the Guarantor as follows:

                      1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Guarantor as are in full force and effect on the date hereof. No event has occurred since [Month] ___, 199_ which has affected the good standing of the Guarantor under the laws of the State of New York.

                      2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Guarantor are pending or contemplated.

                      3. Each person who, as an officer or attorney-in-fact of the Guarantor, signed (a) the Amended and Restated Master Loan Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of October 1, 1996, by and among Mego Mortgage Corporation, Greenwich Capital Markets, Inc. (the "Purchaser") and the Guarantor and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Loans in accordance with the Purchase Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                      4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Guarantor on [date] (the "Resolutions") with respect to the authorization and approval of the Guarantor's entry into the Purchase Agreement; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                      5. Attached hereto as Attachment III is a Certificate of Good Standing of the Guarantor dated [month] _________ 199_.

                      6. All of the representations and warranties of the Guarantor contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

                      7. The Guarantor has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement.

                      All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Guarantor.

Dated:
      -------------------------------------

   [Seal]

                                               MEGO FINANCIAL CORP.

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:




                      I, ___________________, Assistant Secretary of ______________ hereby certify that _______________ is the duly elected, qualified and acting [title] of the Guarantor and that the signature appearing above is such person's genuine signature.


                      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
      -------------------------------------

                      [Seal]

                                                   MEGO FINANCIAL CORP.

                                                   By:
                                                      --------------------------
                                                   Name:  Don A. Mayerson
                                                   Title:   Secretary

                                   EXHIBIT 2

                         SECURITY RELEASE CERTIFICATION

                      I.          Release of Security Interest

                      ________________________________, hereby relinquishes any
and all right, title and interest it may have in and to the Loans described in Exhibit A attached hereto upon purchase thereof by Greenwich Capital Markets, Inc. from the Seller named below pursuant to that certain Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996, as of the date and time of receipt by __________________________ of $_____________
for such Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution



-------------------------------------------
                  (Name)



------------------------------------------
                (Address)

By:
   ---------------------------------------------

                      II.         Certification of Release

                      The Seller named below hereby certifies to Greenwich Capital Markets, Inc. that, as of the Date and Time of Sale of the above mentioned Loans to Greenwich Capital Markets, Inc., the security interests in the Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Loans.

                                       MEGO MORTGAGE CORPORATION
                                                       Seller

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT 3

                           ASSIGNMENT AND CONVEYANCE

                      On this ____________ day of _____________, 199__, Mego
Mortgage Corporation ("Seller") as the Seller under that certain Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996 (the "Agreement"), does hereby sell, transfer, assign, set over and convey to Greenwich Capital Markets, Inc. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all right, title and interest of the Seller in and to the Loans (with the exception of the Excess Yield) listed on the Loan Schedule attached hereto, together with the related Loan Files and all rights and obligations arising under the documents contained therein. Pursuant to Subsection 6.03 of the Agreement, the Seller has delivered to the Purchaser the documents for each Loan to be purchased. The contents of each related Servicing File required to be retained by the Seller to service the Loans pursuant to the Agreement and thus not delivered to the Purchaser or the Custodian are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is for the sole purpose of facilitating servicing of the related Loan pursuant to the Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Note, Mortgage, and the contents of the Loan File and Servicing File is vested in the Purchaser, except for the Excess Yield, and the ownership of all records and documents with respect to the related Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

                      The Seller confirms to the Purchaser that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Agreement are true and correct as of the date hereof and makes the following additional representations and warranties to the Purchaser, which additional representations and warranties are hereby incorporated into Subsection 7.02 of the Agreement:

                      (1) No Loan had a principal balance at origination in excess of $_____________ nor less than $____________ and the average principal balance of the Loans on the Cut-off Date was not less than $_____________;

                      (2) Each Loan has a Loan Interest Rate of at least _________%. The Loans have a weighted average Loan Interest Rate of _______% as of the Cut-off Date; and

                      (3) No Loan had an original term to maturity of more than ___ months[.][;]

                      [Other]

                      Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                      MEGO MORTGAGE CORPORATION

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   EXHIBIT 4

                           CONTENTS OF EACH LOAN FILE

                      With respect to each Loan, the Loan File shall include all documents reasonably necessary to service the Loan and, in the case of each FHA Loan, necessary to document the Loan in accordance with FHA requirements, which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the Purchaser.

                                   EXHIBIT 5

             [COLLECTION ACCOUNT] [SPREAD ACCOUNT] LETTER AGREEMENT

                                                       ___________________, 199_

To:
                      ----------------------------------------------
   ---------------------------------------------------------
   ---------------------------------------------------------
                      (the "Depository")


                      As Seller under the Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996, we hereby authorize and request you to establish an account, as a Collection Account, to be designated as "Mego Mortgage Corporation in trust for Greenwich Capital Markets, Inc. as Purchaser under that certain Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996, among Greenwich Capital Markets, Inc., Mego Mortgage Corporation and Mego Financial Corp. for FHA and Conventional Home Improvement Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                     MEGO MORTGAGE CORPORATION

                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                     Date:
                                          --------------------------------------

                      The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ____________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF") subject to applicable insurance maximums.



                                      ------------------------------------------
                                                       Depository


                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                                      Date:
                                           -------------------------------------

                                   EXHIBIT 6

                               SERVICING ADDENDUM

                      SECTION 11. Servicing

                      Subsection 11.01     Seller to Act as Servicer.

                      The Seller shall administer and master service the Loans in accordance with the Agreement and customary servicing procedures, and shall have full power and authority, to do or cause to be done any and all things in connection with such administration which the Seller may deem necessary or desirable and consistent with the terms of the Agreement, including, in the case of each FHA Loan, taking all actions that an FHA Approved Mortgagee is permitted or required to take by the FHA.

                      Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser or the Excess Yield Holder; provided, however, that the Seller shall not permit any modification with respect to any Loan that would change the Loan Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances, extend the final maturity date or adversely affect any FHA Insurance Contract with respect to such Loan. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser and the Excess Yield Holder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Loans and, in the case of a Mortgage Loan, with respect to the Improved Property. If reasonably required by the Seller, the Purchaser and the Excess Yield Holder shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

                      In servicing and administering the Loans, the Seller shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser's and the Excess Yield Holder's reliance on the Seller.

                      It is understood and agreed that the Seller may delegate certain servicing duties to qualified sub-servicers with the Purchaser's prior written approval; provided, however, that the Seller shall remain responsible to the Purchaser for all servicing activities notwithstanding such delegation.

                      The Seller shall make such inspections of an Improved Property, if any, as are consistent with standard servicing procedures customary to the applicable loan type and, in the case of each FHA Loan, as required by FHA Regulations if the Seller has actual notice of any related condition which materially and adversely affects or may materially and adversely affect such Improved Property. Such inspection shall be conducted in accordance with customary servicing procedures and, in the case of each FHA Loan, FHA servicing requirements for delinquent mortgages.

                      The Seller shall take all actions necessary to assure that a case number is assigned to each FHA Loan by the FHA.

                      Subsection 11.02     Collection of Loan Payments.

                      Continuously from the date hereof until the principal and interest on all Loans are paid in full, the Seller shall proceed diligently to collect all payments due under each Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to loans comparable to the Loans held for its own account.

                      Subsection 11.03     Repurchase of or Realization Upon
                                           Defaulted Loans.

                      (a) In the event that two or more Monthly Payments are delinquent on or after the Due Date of succeeding Monthly Payments with respect to a Loan, the Seller may at its option repurchase such Loan by depositing the Repurchase Price therefor into the Collection Account. Such repurchased Loans shall cease to be subject to this Agreement, and the Purchaser shall convey such Loans to the Seller as contemplated by Subsection
7.03. The Seller shall use all reasonable efforts, consistent with the procedures that the Seller would use in servicing loans for its own account and, in the case of each FHA Loan, the requirements of FHA, with respect to any Loan as comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01, either (i) in the case of an FHA Loan, to assign the Loan to the FHA and obtain FHA Insurance Proceeds with respect thereto or (ii) in the case of a Mortgage Loan, with Purchaser's consent, which will not be unreasonably withheld or delayed, to foreclose upon or otherwise comparably convert the ownership of the related Improved Property, and, in the case of a Loan that is not a Mortgage Loan, to collect from the Obligor amounts that are due and unpaid. The Seller shall use all reasonable efforts to realize upon defaulted Loans in such a manner as will maximize the receipt of principal and interest at the Pass-Through Rate by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings, if applicable. In the event that the Seller fails, on a timely basis, to (i) in the case of an FHA Loan, assign the Loan to the FHA and obtain FHA Proceeds with respect thereto or (ii) in the case of a Mortgage Loan, with purchaser's consent, which will not be unreasonably withheld or delayed, to foreclose upon or otherwise comparably convert the ownership of the related Improved Property or (iii) in the case of a Loan that is not a Mortgage Loan, the Seller shall use its best efforts to cause the obligor to bring such Loan current or (iv) deposit all FHA Insurance Proceeds into the Collection Account, the Seller shall, at the Purchaser's request, repurchase such Loan at the Repurchase Price.

                      (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Improved Property the Seller shall not either (i) obtain title to such Improved Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Improved Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Improved Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on his reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                      (1) such Improved Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Improved Property into compliance therewith; and

                      (2) there are no circumstances present at such Improved Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Improved Property.

                      The cost of the environmental audit report contemplated by this Subsection 11.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Collection Account as provided in Subsection 11.05(v).

                      If the Seller determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Improved Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Improved Property, then the Seller shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Collection Account as provided in Subsection 11.05(v).

                      (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Loan, will be applied in the following order of priority: first, to any unpaid Servicing Fees pursuant to Subsection 11.05(ii); second, to accrued and unpaid interest on the Loan at the Pass-Through Rate, pursuant to Subsection 11.09, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; third, to any related unreimbursed Servicing Advances and Monthly Advances and other advances pursuant to Subsection 11.05(v); fourth, as a recovery of principal on the Loan; and fifth, to Excess Yield pursuant to Subsection 11.09.

                      Subsection 11.04     Establishment of Collection
                                           Accounts; Deposits in Collection
                                           Accounts.

                      The Seller shall segregate and hold all funds collected and received pursuant to each Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts. The creation of any Collection Account shall be evidenced by a Collection Account Letter Agreement in the form of Exhibit 5.

                      The Seller shall deposit in the Collection Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Loans received on or before the Cut-off Date:

                      (i) all payments on account of principal on the Loans;

                     (ii) all payments on account of interest on the Loans;

                    (iii)         all Impound Payments received on the Loans;

                     (iv)         all Liquidation Proceeds;

                      (v) all Insurance Proceeds including amounts required to be deposited pursuant to Subsection 11.07 other than proceeds to be applied to the restoration or repair of the Improved Property or released to the Obligor in accordance with the Seller's normal servicing procedures, the Loan Documents or applicable law;

                     (vi) all Condemnation Proceeds affecting any Improved Property which are not released to the Obligor in accordance with the Seller's normal servicing procedures, the Loan Documents or applicable law;

                    (vii)         all Monthly Advances;

                   (viii) the Repurchase Price of any Loan repurchased in accordance with Subsections 7.03 or 11.03, and all amounts required to be deposited by the Seller in connection with shortfalls in principal amount of Qualified Substitute Loans pursuant to Subsection 7.03;

                     (ix) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Subsection 11.08;

                      (x) any amounts required to be deposited in the Collection Account pursuant to Subsections 11.14 or 11.16; and

                     (xi)         any late charges and assumption fees.

The foregoing requirements for deposit in the Collection Account shall be exclusive. Such Collection Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Collection Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Subsection 11 .05(ii). The Seller shall give notice to the Purchaser and the Excess Yield Holder of the location of the Collection Account when established and prior to any change thereof.

                      Subsection 11.05     Permitted Withdrawals From the
                                           Collection Account.

                      Subject to the order of priorities set forth in Subsection 11.03(c), the Seller may, from time to time, withdraw from the Collection Account for the following purposes:

                      (i) to reimburse itself for premiums paid under the FHA Insurance Contract, to the extent that the Seller has received Impound Payments with respect thereto;

                     (ii) to pay to itself pursuant to Subsection 11.18 as servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Distribution Date); (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Loan; and (c) any payments in the nature of late payment charges and assumption fees and other charges, to the extent permitted by Subsection 11.18;

                    (iii) to pay to itself with respect to each Loan that has been repurchased pursuant to Subsection 7.03 or Subsection 11.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

                     (iv) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (iv) being limited to amounts received on the related Loan which represent late collections including related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller, from the Obligor or otherwise relating to the Mortgage Loan), it being understood that, in the case of such reimbursement, (i) the Seller's right thereto shall be prior to the rights of Purchaser, except that, where the Seller is required to repurchase a Loan, pursuant to Subsection 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Loans, and
(ii) the Seller shall not be permitted to reimburse itself pursuant to this subclause (iv) from any amounts transferred into the Collection Account from the Spread Account pursuant to Subsection 11.16(c);

                      (v) to reimburse itself for unreimbursed Servicing Advances, the Seller's right to reimburse itself pursuant to this subclause (v) with respect to any Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Obligor or otherwise relating to the Loan, it being understood that, in the case of such reimbursement, (i) the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Loan, pursuant to Subsection 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Loans, and (ii) the Seller shall not be permitted to reimburse itself pursuant to this subclause (v) from any amounts transferred into the Collection Account from the Spread Account pursuant to Subsection 11.16(c);

                     (vi) to reimburse the Seller for any Monthly Advance or Servicing Advance previously made which the Seller has determined to be a Nonrecoverable Advance; provided that, the Seller shall not be permitted to reimburse itself pursuant to this subclause (vi) from any amounts transferred into the Collection Account from the Spread Account pursuant to Subsection 11.16(c);

                    (vii) to make distributions to the Purchaser of all amounts distributable to the Purchaser pursuant to this Agreement in the manner provided for in Subsection 11.09, such amounts allocated first to interest at the Pass-Through Rate and then to principal;

                   (viii) to pay into the Spread Account certain amounts representing a portion of or all of the Excess Yield, to the extent required pursuant to Subsection 11.16; and

                     (ix) to clear and terminate the Collection Account on the termination of this Agreement.

                      Subsection 11.06     Transfer of Accounts.

                      The Seller may transfer the Collection Account and/or the Spread Account and/or any REO Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser and the Excess Yield Holder, which consent shall not be unreasonably withheld. In any case, the Collection Account, the Spread Account and any REO Account shall be an Eligible Account.

                      Subsection 11.07     Collection of FHA Insurance
Proceeds; Other Remedies.

                      In the event of a default by the Obligor with respect to any FHA Loan, the Seller shall, subject to the Seller's rights under Subsection 11.03, consistent with the provisions of Subsection 11.01 and all requirements of the FHA, and provided that adequate FHA Insurance Reserves exist, use all reasonable efforts to assign the related FHA Loan to the FHA and to collect the related FHA Insurance Proceeds. In the event that the FHA Insurance Reserves are inadequate to permit the FHA to pay the FHA Insurance Proceeds with respect to such FHA Loan, or in the event that the FHA denies the Seller's claim for FHA Insurance Proceeds for reasons other than reasons that would constitute a breach of the Seller's representations and warranties under Subsection 7.01 or Subsection 7.02, the Seller shall proceed to foreclose upon or otherwise comparably convert the ownership of the related Improved Property with respect to any Mortgage Loan that is an FHA Loan, and, with respect to any FHA Loan that is not a Mortgage Loan, to undertake such actions as necessary and appropriate to collect amounts due and owing under the related Note, consistent with the related Loan Documents, FHA Regulations and all other applicable laws and regulations. The Seller shall deposit all FHA Insurance Proceeds into the Collection Account promptly upon receipt thereof.

                      Subsection 11.08     Title, Management and Disposition of
                                           REO Property.

                      In the event that title to the Improved Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

                      The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may with the prior written consent of the Purchaser temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Seller shall use all reasonable efforts to dispose of the REO Property as soon as possible.

                      With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non-interest bearing demand Eligible Account. The creation of any REO Account shall be evidenced by a letter agreement in the form shown in Exhibit 8. An original of such letter agreement shall be furnished to the Purchaser upon request.

                      The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such

REO Account. On or before each Determination Date, the Seller shall withdraw from each REO Account and deposit into the Collection Account the net income from the REO Property on deposit in the REO Account.

                      The Seller shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

                      Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser and the Excess Yield Holder. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to which the Seller is entitled as provided herein, shall be deposited in the REO Account and shall be transferred to the Collection Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Distribution Date in accordance with Subsection 11.09.

                      Subsection 11.09     Distributions.

                      On each Distribution Date, the Seller shall distribute to the Purchaser all amounts credited to the Collection Account during the related Due Period which are attributable to principal and interest (adjusted to the related Pass-Through Rate) collected with respect to each Loan (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) plus all Monthly Advances, if any, which the Seller is obligated to make pursuant to Subsection 11.15, minus all amounts that the Seller is entitled to withdraw from the Collection Account pursuant to Subsection 11.05(i) through (vi) plus any amount distributable to the Purchaser pursuant to Subsection 11.16(c) of the Agreement.

                      The Seller shall deposit into the Spread Account any amount required to be deposited therein as specified in Subsection 11.16(a).

                      With respect to any remittance received by the Purchaser on or after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser, as applicable, interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Chemical Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser, as applicable, on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment.

The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default by the Seller.

                      Subsection 11.10     Remittance Reports.

                      On the Distribution Date, the Seller shall furnish to the Purchaser and the Excess Yield Holder or their designees a computer tape containing, and a hard copy of, the Remittance Report, in such form as the Purchaser may reasonably request.

                      Subsection 11.11     Statements to the Purchaser and the
Excess Yield Holder.

                      Not more than sixty days after the end of each calendar year, the Seller shall furnish to each Person who was the Purchaser at any time during such calendar year, (i) as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law, and (ii) listing of the principal balances of the Loans outstanding at the end of such calendar year.

                      The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

                      Subsection 11.12     Real Estate Owned Reports.

                      Together with the statement furnished pursuant to Subsection 11.08, with respect to any REO Property, the Seller shall furnish to the Purchaser a statement covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

                      Subsection 11.13     Liquidation Reports.

                      Upon the foreclosure sale of any Improved Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Improved Property.

                      Subsection 11.14     Satisfaction of Mortgages and
Release of Loan Files.

                      In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Loan by deposit thereof in the Collection Account.

                      From time to time and as appropriate in connection with the servicing, assignment to the FHA, foreclosure or other enforcement of a Loan, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a servicing officer of the Seller (a "Servicing Officer"), release the requested portion of the Loan File held by the Purchaser to the Seller, together with any assignments necessary to enable the Seller to perform its obligations. Such servicing receipt shall obligate the Seller to return the related Loan Documents to the Purchaser when the need therefor by the Seller no longer exists, unless (a) the Loan has been liquidated and the Liquidation Proceeds relating to the Loan have been deposited in the Collection Account, or (b) the Loan File or such document has been delivered to (i) the FHA in connection with an assignment of the Loan to the FHA and collection of FHA Insurance Proceeds, or (ii) an attorney, for purposes of initiating or pursuing legal action or other proceedings to collect amounts due under the Loan (if such Loan is not a Mortgage Loan), or (iii) with respect to a Mortgage Loan, an attorney or a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or proceedings for the foreclosure of the Improved Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Loan was liquidated, or the FHA Insurance Proceeds received, the servicing receipt shall be returned by the Purchaser to the Seller.

                      Subsection 11.15     Monthly Advances by the Seller.

                      (a) Not later than the close of business on the Business Day preceding each Distribution Date, the Seller shall deposit in the Collection Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Subsection 11.01, of interest not allocable to the period prior to the Cut-off Date, at the Pass-Through Rate, which were due on a Loan and delinquent at the close of business on the related Determination Date.

                      (b) The obligation of the Seller to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Seller if such Monthly Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Seller that it has made a

Nonrecoverable Advance or that any proposed Monthly Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Purchaser.

                      Subsection 11.16 Spread Account.

                      (a) The Seller shall, for the benefit of the Purchaser, establish and maintain with the Spread Account Depository one or more accounts (collectively, the "Spread Account"), which shall be entitled "Mego Mortgage Corporation in trust for Greenwich Capital Markets, Inc. as Purchaser under that certain Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996, among Greenwich Capital Markets, Inc., Mego Mortgage Corporation and Mego Financial Corp. for FHA and Conventional Home Improvement Loans". The Seller shall deposit or cause to be deposited monthly into the Spread Account all interest received on the Loans at the Excess Yield Rate to the extent required to increase the aggregate amount on deposit in the Spread Account to an amount equal to the sum of (i) 25% of the aggregate unpaid principal balance of all Delinquent Loans other than Seriously Delinquent Loans, (ii) in the case of any FHA Loans which are Seriously Delinquent Loans which have had HUD claims filed but have not yet received final rejections of claim from HUD, 25% of the aggregate unpaid principal balance of such FHA Loans, (iii) in the case of FHA Loans which are Seriously Delinquent Loans which either (x) have not had HUD claims filed or
(y) have had HUD claims filed and have received final rejections from HUD on such claims, 100% of the aggregate unpaid principal balance of such FHA Loans and (iv) 100% of the aggregate unpaid principal balance of all Conventional Loans that are Seriously Delinquent Loans, such balances to be computed as of the immediately preceding Determination Date. The Seller shall cause the Spread Account Depository to deposit into the Spread Account, from the Collection Account, any Excess Yield required to be deposited therein. To the extent that as of any Determination Date the amount on deposit in the Spread Account exceeds the sum described in the second preceding sentence (computed as of such Determination Date), at the Seller's request the Purchaser shall instruct the Spread Account Depository to release the amount of such excess to the Seller on the related Distribution Date. Similarly, to the extent that the amount required to be deposited into the Spread Account pursuant to the third preceding sentence is greater than the Excess Yield for such month, the Seller shall deposit the amount of such deficiency into the Spread Account. The Seller shall, upon the request of the Purchaser or the Excess Yield Holder, provide evidence that the Spread Account has been established. The Purchaser shall not have any interest in the Spread Account other than as a holder of a security interest therein. Amounts held in the Spread Account from time to time shall continue to be the property of the Excess Yield Holder until withdrawn from the Spread Account pursuant to Subsection 11.16(c). The Seller, or the Excess Yield Holder if different from the Seller, hereby grants to the Purchaser a security interest in the Spread Account and such assets as are deposited and held therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Such grant is made to secure the obligations of the Seller (or the Excess Yield Holder if different from the Seller) under this Subsection 11.16.

                      The Seller (and the Excess Yield Holder, if such is not the Seller) shall cause, at all times that the Loans are outstanding, a valid and perfected lien on or security interest in the Spread Account to be maintained, and a valid and perfected security interest of first priority under the Uniform Commercial Code as in effect from time to time in the State wherein the Spread Account is located to be maintained, in the amounts deposited in the Spread Account and the investments thereof in order to secure the full and timely performance of the obligations of the Excess Yield Holder pursuant to this Subsection 11.16. Amounts properly distributed by the Spread Account Depository to the Excess Yield Holder pursuant to Subsection 11.16(d) shall be deemed released from the provisions of this Agreement and the security interest established by this subsection, and the Excess Yield Holder will in no event be required to refund any such distributed amounts. The Spread Account Depository shall keep records that accurately reflect the funds on deposit in the Spread Account. The amount held in the Spread Account shall be noted on the monthly remittance reports provided to the Purchaser and the Excess Yield Holder pursuant to Subsection 11.10.

                      (b) The Spread Account Depository shall at the written direction of the Seller, so long as the Seller is the Excess Yield Holder, invest the funds in such account in Permitted Investments, each of which shall mature not later than one year following the date of such investment. All such Permitted Investments shall be registered in the name of the Spread Account Depository (in its capacity as such) or its nominee. All income and gain realized from any such investment as well as any interest earned on deposits in the Spread Account shall be deposited or retained in the Spread Account and accumulated therein, pending any withdrawal or release from the Spread Account pursuant to subsection (c) below. The Seller shall deposit in the Spread Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss. The Seller shall be permitted, in its discretion, to liquidate any Permitted Investment. The proceeds of such liquidated investment shall be deposited into the Spread Account. The Spread Account Depository shall not be liable for the amount of any loss incurred in respect of any investment, or lack of investment, of funds held in the Spread Account, except for losses attributable to the Spread Account Depository's failure to make payments on such Permitted Investments issued by the Spread Account Depository, in its commercial capacity, in accordance with their terms.

                      (c) On the Business Day prior to each Distribution Date, the Seller shall deposit into the Collection Account for distribution to the Purchaser on such Distribution Date pursuant to Subsection 11.09, an amount equal to the aggregate of all Realized Losses incurred with respect to any Loans and REO Properties as to which Final Recovery Determinations were made during the period ending on the related Determination Date and any Realized Losses with respect to any Loans and REO Properties as to which Final Recovery Determinations were made during prior periods but which were not paid due to insufficient funds in the Spread Account. Amounts distributable to the Purchaser shall be limited to funds represented by the amounts then on deposit in the Spread Account (the "Spread Account Balance") and the Seller shall not be required to supplement such funds with its own funds except to the extent of any loss on a Permitted Investment with respect to the Spread Account. The Spread Account Balance shall be reduced by the amount of any Realized Losses. The Seller may, in satisfaction of its obligation described in this paragraph (c), cause the Spread Account Depository to withdraw from the Spread Account and deposit into the Collection Account the total amount to be deposited therein for such Distribution Date pursuant to the preceding sentences.

                      Notwithstanding the foregoing, in the event that the Seller is unable to assign an FHA Loan to the FHA and to collect FHA Insurance Proceeds (i) due to insufficient FHA Insurance Reserves or (ii) due to the FHA's denial of a claim for reasons not constituting a breach of a representation or warranty under Subsection 7.01 or 7.02, which denial the Seller believes in good faith to be final, the Seller shall either, at its option, repurchase the related FHA Loan under Subsection 11.03 or proceed to enforce its other remedies. In the event that the Seller pursues other remedies but no Final Recovery Determination can be made within 12 months after the date of default under an FHA Loan with respect to (i) above and within 12 months after final denial by the FHA of a claim with respect to (ii) above, the Seller shall cause to be withdrawn from the Spread Account and deposited in the Collection Account, in the manner described in this subsection, an amount equal to the amount that would be deemed a Realized Loss if a Final Recovery Determination could be made, and the Spread Account shall be reduced by such amount. Any amounts subsequently received by the Seller with respect to the related FHA Loan or REO Property shall be deposited by the Seller into the Spread Account.

                      (d) Upon the termination of this Agreement, any and all amounts remaining in the Spread Account shall be distributed to the Excess Yield Holder.

                      Subsection 11.17     [Intentionally Deleted]

                      Subsection 11.18     Servicing Compensation.

                      As compensation for its services hereunder the Seller shall be entitled to withdraw from the Collection Account or to retain from interest payments on the Loans the amounts provided for as the Seller's Servicing Fee. Additional servicing compensation in the form of any assumption fees and late payment charges or other charges shall be retained by the Seller to the extent not required to be deposited in the Collection Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

                      Subsection 11.19     Statement as to Compliance.

                      The Seller will deliver to the Purchaser not later than 120 days following the end of each fiscal year of the Seller, which as of the Closing Date ends on the last day in August 31, in each calendar year, beginning with the fiscal year ending August 31, 1997, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Loans.

                      Subsection 11.20     Independent Public Accountants'
                                           Servicing Report.

                      Not later than 90 days following the end of each fiscal year of the Seller, beginning with the fiscal year ending August 31, 1997, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement or of loans under servicing agreements (including the Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Audit Guide for Use by Independent Public Accountants in Audits of HUD-approved Non-Supervised Mortgagees, Loan Correspondents and Coinsuring Mortgagees (the "Audit Guide"), such firm confirms that such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Audit Guide requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Loans.

                      Subsection 11.21     Access to Certain Documentation.

                      The Seller shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser or the Excess Yield Holder access to the documentation regarding the Loans serviced by the Seller required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Seller. In addition, access to the documentation will be provided to the Purchaser, the Excess Yield Holder or any agent thereof identified to the Seller by the Purchaser or the Excess Yield Holder without charge, upon reasonable request during normal business hours at the offices of the Seller.

                      Subsection 11.22     Status of Completion Certificates.

                      Upon the request of the Purchaser from time to time, the Seller shall identify to the Purchaser the Loans as to which the Seller has not received a completion certificate, in the case of any FHA Loan, in the form required by FHA, whether or not the deadline for delivery of such certificate by the Obligor has passed, together with the status of such deadline.

                                   EXHIBIT 7

                                 PRICING LETTER

                                                                 [Date], 199_

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Attn:


Ladies and Gentlemen:

                      Pursuant to Section 2 of that certain Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996 (the "Purchase Agreement"), among Greenwich Capital Markets, Inc. (the "Purchaser"), Mego Mortgage Corporation (the "Seller") and Mego Financial Corp., the Seller agrees to sell, and the Purchaser agrees to purchase on [date] or such other date mutually agreed to by the Seller and the Purchaser not later than 14 days following such date (the "Closing Date"), Loans having an aggregate principal balance not in excess of $_______ and originated by the Seller between [date] and [date] (the "Cut-off Date"). The Loan Package shall have an adjustable Pass-Though Rate equal to 200 basis points per annum in excess of the London Inter Bank Offered Rate ("LIBOR") for U.S. dollar deposits for one month as quoted on Page 3750 on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated for the time being by the British Bankers Association as the information vendor for the purpose of displaying British Bankers Association Interest Settlement Rates). The Pass-Through Rate shall adjust monthly at 30-day intervals following the Closing Date based upon LIBOR as in effect two Business Days prior to such adjustment date.

                      This Pricing Letter supersedes any prior Pricing Letters the Purchaser and the Seller have agreed to.

                      Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

                      The Purchase Price for the Loan Package will be the sum of (A) _____% multiplied by the balance of the FHA Loans, (B) _____% multiplied by the aggregate unpaid principal balance of the Conventional Loans and (C) accrued interest (as specified in Section 4 of the Purchase Agreement). The Purchase Price shall be paid by the Purchaser to the Seller on the Closing Date as directed by the Seller.

                      Pursuant to Subsection 11.16 of the Purchase Agreement, all interest received on the Loans at the Excess Yield Rate shall be deposited monthly in the Spread Account to be maintained at The First National Bank of Boston (or another depository approved by the Purchaser), and retained therein, subject to withdrawal solely for the purpose of remittance to the Purchaser in respect of any Realized Losses.

                      Each Loan purchased hereunder may be resold by the Purchaser or transferred into a trust for the purpose of a Pass-Through Transfer or Whole Loan Transfer (any such resale or transfer, a "Purchaser Disposition") and, upon such a Purchaser Disposition, the Purchaser shall make an additional payment (the "Disposition Payment") to the Seller in an amount determined in this Pricing Letter to the extent that the Purchaser Disposition is effected at a price greater than the price paid by the Purchaser.

                      The Disposition Payment will be equal to any amount by which (a) the net proceeds realized by the Purchaser from a Purchaser Disposition exceed (b) the sum of (i) the Disposition Fee payable to Greenwich Capital Markets, Inc. ("GCM") pursuant to the engagement letter dated October 1, 1996 between GCM and the Seller and (ii) the aggregate Purchase Price paid by the Purchaser to the Seller for the related Loans.

                      Amounts paid by the Purchaser hereunder shall be paid in same day funds through the federal funds wire system.

                      The Purchaser shall use its reasonable best efforts to minimize the amount of Excess Yield required to credit enhance the interest of any investor in the Loans pursuant to any Reconstitution Agreement unless such efforts under the then existing market conditions might reasonably lead to a net resale price less than Par.

                      Attached hereto as Schedule I is the Loan Schedule for the Loan Package. The related Closing Date with respect to such Loan Package shall be [date], 199_, and the Cut-off Date will be [date], 199_.

                                    MEGO MORTGAGE CORPORATION,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

Agreed to and Accepted
GREENWICH CAPITAL MARKETS, INC.

By:
   ----------------------------
Name:
     -----------------------
Title:
      -------------------------

                                   EXHIBIT 8

                          REO ACCOUNT LETTER AGREEMENT

                                                                        , 199
                                                   ---------------------     --

To:
                      -----------------------------
   ----------------------------------------
   ----------------------------------------
   (the "Depository")


                      As Seller under the Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996, we hereby authorize and request you to establish an account, as an REO Account, to be designated as "Mego Mortgage Corporation in trust for Greenwich Capital Markets, Inc. as Purchaser under that certain Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996, among Greenwich Capital Markets, Inc., Mego Mortgage Corporation and Mego Financial Corp. for FHA and Conventional Home Improvement Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                 MEGO MORTGAGE CORPORATION


                                 By:
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:
                                       -----------------------------------------

                                 Date:
                                      ------------------------------------------

                      The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ____________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF") subject to applicable insurance maximums.



                                     ------------------------------------------
                                                      Depository


                                     By:
                                        ---------------------------------------

                                     Name:
                                          -------------------------------------

                                     Title:
                                           ------------------------------------

                                     Date:
                                          -------------------------------------

                                   EXHIBIT 9A

           SELLER'S OFFICER'S CERTIFICATE OF CHIEF FINANCIAL OFFICER

                      I, _____________, hereby certify that I am the duly elected Vice President and Chief Financial Officer of Mego Mortgage Corporation, a Delaware corporation (the "Seller"), and further certify, on behalf of the Seller, as follows:

                      1. I am familiar with each of the material agreements to which the Seller is a party or by which it is bound; and

                      2. Neither the sale nor delivery of the Loans to the Purchaser, nor the consummation of the transactions contemplated by, nor the fulfillment of the obligations of the Seller under the terms of the Amended and Restated Master Loan Purchase and Servicing Agreement (the "Purchase Agreement") dated as of October 1, 1996, among the Seller, Greenwich Capital Markets, Inc. (the "Purchaser") and Mego Financial Corp., and the Custodial Agreement, dated as of April 1, 1995, among Greenwich Capital Financial Products, Inc., First Trust National Association and the Seller, materially conflicts with or will materially conflict with, or results or will result in a material breach of, or constitutes or will constitute a material default under, the certificate of incorporation of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or to any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

                      All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:

   [Seal]

                                    MEGO MORTGAGE CORPORATION
                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:   Vice President and Chief Financial
                                             Officer




                      I, ________________, Assistant Secretary of
___________________________, hereby certify that ______________ is the duly elected, qualified and acting Vice President and Chief Financial Officer of the Seller and that the signature appearing above is such person's genuine signature.

                      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

   [Seal]

                                     MEGO MORTGAGE CORPORATION


                                     By:
                                        --------------------------------
                                     Name:
                                     Title:   Assistant Secretary

                                   EXHIBIT 9B

              GUARANTOR'S OFFICER'S CERTIFICATE OF GENERAL COUNSEL

                      I, _____________, hereby certify that I am the duly elected Executive Vice President and General Counsel of Mego Financial Corp., a New York corporation (the "Guarantor"), and further certify, on behalf of the Guarantor, as follows:

                      1. I am familiar with each of the material agreements to which the Guarantor is a party or by which it is bound; and

                      2. The fulfillment of the obligations of the Guarantor under the terms of the Amended and Restated Master Loan Purchase and Servicing Agreement (the "Purchase Agreement") dated as of October 1, 1996, among Mego Mortgage Corporation, Greenwich Capital Markets, Inc. (the "Purchaser") and the Guarantor does not materially conflict with and will not materially conflict with, will not result in a material breach of, or constitute a material default under, the certificate of incorporation of the Guarantor, the terms of any indenture or other agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject, or to any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Guarantor is subject or by which it is bound.

                      All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Guarantor.

Dated:

   [Seal]

                                      MEGO FINANCIAL CORP.

                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:   Executive Vice President and
                                               General Counsel




                      I, ________________, Assistant Secretary of
_______________________, hereby certify that _____________ is the duly elected, qualified and acting Vice President and General Counsel of the Guarantor and that the signature appearing above is such person's genuine signature.

                      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

   [Seal]

                                      MEGO FINANCIAL CORP.


                                      By:
                                         ---------------------------------
                                      Name:
                                      Title:   Assistant Secretary

                                   EXHIBIT 10

                              CUSTODIAL AGREEMENT

                                   SCHEDULE I

                                 LOAN SCHEDULE